EXHIBIT 10.4

   SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO
             THE FIRST AMENDMENT TO CREDIT AGREEMENT


          SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO THE FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of December 31, 2002, among Vanguard Health Systems, Inc. (the "Borrower"), the lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), and Bank of America, N.A., as Administrative Agent (the "Administrative Agent"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement referred to below.

                      W I T N E S S E T H:

          WHEREAS, the Borrower, the Lenders, the Joint Lead Arrangers, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents are parties to a Credit Agreement, dated as of July 30, 2001 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"); and

          WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

I. Amendments to the Credit Agreement

     1. Section 1.01(d)(iv) of the Credit Agreement is hereby restated in its entirety as follows:

          "(iv) shall not, in the case of Incremental Term Loans provided pursuant to the Incremental Term Loan Commitment Agreement delivered in connection with the First Amendment, exceed $150,000,000 in aggregate principal amount for all such Incremental Term Loans made by all Incremental Term Loan Lenders party to such Incremental Term Loan Commitment Agreement. Once repaid or prepaid, Incremental Term Loans may not be reborrowed."

     2. The introductory clause of Section 1.13(a) of the Credit Agreement is hereby amended by inserting the text "and with the prior written consent of the Required Lenders"
immediately following the text "in consultation with the Administrative Agent" appearing therein.

     3. Section 1.13(a) of the Credit Agreement is hereby further amended by deleting the text "and (x)" appearing in clause (ii) thereof and inserting the text ", (x) and (xi)" in lieu thereof.

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     4.    Section 1.13(a)(iv) of the Credit Agreement is  hereby
restated in its entirety as follows:

          "(iv) the aggregate amount of all Incremental Term Loan Commitments permitted to be provided under this Section
     1.13 pursuant to the Incremental Term Loan Commitment Agreement delivered in connection with the First Amendment shall not exceed $150,000,000;"

     5. Section 1.13(a) of the Credit Agreement is hereby further amended by deleting the text "and" appearing at the end of clause (x) thereof, redesignating existing clause (xi) thereof as clause (xii) thereof and inserting the following new clause
(xi) immediately following clause (x) thereof:

            "(xi)       prior  to  any  particular  request   for
     Incremental Term Loan Commitments made as contemplated above, the Borrower shall obtain the prior written consent of the Required Lenders thereto (and to the incurrence of Incremental Term Loans pursuant thereto), which consent must also be as to the amount of Incremental Term Loan Commitments to be requested and Incremental Term Loans to be incurred pursuant thereto; and"

     6. Section 2.04(a) of the Credit Agreement is hereby amended by inserting the text "with a Revolving Loan Commitment" immediately following the text "each Lender" appearing within the first sentence of such Section 2.04(a).

     7.    Section 3.01 of the Credit Agreement is hereby amended
by:  (i) redesignating existing clause (f) thereof as clause  (g)
thereof   and  (ii)  inserting  the  following  new  clause   (f)
immediately following existing clause (e) thereof:

          "(f) The Borrower agrees to pay to the Administrative Agent upon any prepayment of the principal of Incremental B Term Loans pursuant to each of Section 4.01 (including, without limitation prepayments made with the proceeds of Indebtedness which are not required to be applied to repay Loans and/or reduce Commitments pursuant to Section 4.02(d)) and Section 4.02(d), in each case for the ratable distribution to each Lender holding Incremental B Term Loans, a fee in an amount equal to (x) if such prepayment is made prior to the first anniversary of the First Amendment Effective Date, 2.0% of the aggregate principal amount of such prepayment and (y) if such prepayment is made on or after the first anniversary of the First Amendment Effective Date and prior to the second anniversary of the First
     Amendment Effective Date, 1.0% of the aggregate principal amount of such prepayment. All such prepayment fees shall be due and payable upon the date of any such prepayment. In determining whether a prepayment fee is due (in whole, in part or not at all) in respect of any prepayment of the principal of Incremental B Term Loans where Borrower has cash proceeds available to it for such prepayment from more than one source, all prepayments made with cash proceeds pursuant to the provisions of Sections 4.02(a), 4.02(b), 4.02(c), 4.02(e), 4.02(f) and 4.02(g) shall be considered to be made prior to any prepayments made (or considered to be made) pursuant to the provisions of Section 4.01 and 4.02(d). For the avoidance of doubt, mandatory prepayments made by the Borrower pursuant to Sections 4.02(a),

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     4.02(b), 4.02(c),  4.02(e), 4.02(f) and 4.02(g) shall not be subject  to prepayment fees contemplated under this  Section
     3.01(f)."

     8. Section 4.01(a) of the Credit Agreement is hereby amended by inserting the text "except as otherwise provided in this Agreement" immediately after the text "without premium or penalty" appearing in the introductory clause of such Section 4.01(a).

     9. Section 4.01 is hereby further amended by inserting the following new clause (c) at the end thereof:

          "(c) Each prepayment of Incremental B Term Loans pursuant to this Section 4.01 shall be subject to the payment of the fee described in Section 3.01(f)."

     10. Section 4.02(b) is hereby amended by deleting the reference to "(i)" appearing at the beginning of the first sentence of such Section 4.02(b).

     11. Section 4.02 is hereby further amended by inserting the following new clause (k) at the end thereof:

           "(k) Each prepayment of Incremental B Term Loans made pursuant to Section 4.02(d) shall be subject to the payment of the fee described in Section 3.01(f)."

     12. Section 9.09 of the Credit Agreement is hereby amended by: (i) deleting the text "Consolidated Leverage Ratio." in the title appearing at the beginning of Section 9.09 and inserting in lieu thereof the text "Consolidated Leverage Ratio and Consolidated Senior Leverage Ratio. (a)", (ii) inserting the text "(c)" immediately preceding the last paragraph of such Section
9.09 and (iii) inserting the following new clause (b) immediately following the end of the table set forth in Section 9.09:

     "(b) The Borrower will not permit the Consolidated Senior Leverage Ratio solely as of the last day of any Test Period ending (x) on or prior to December 31, 2003 to be greater than 2.75:1.00 and (y) on or after March 31, 2004 to be greater than 2.50:1.00."

     13. The definitions of "Convertible Subordinated Debt" and "Convertible Subordinated Debt Documents" appearing in Section
11.01 of the Credit Agreement are hereby amended by deleting each reference to "2012" in such definitions and in each case inserting the text "2013" in lieu thereof.

     14. Section 11.01 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definition:

     "Term Loan" shall mean the Incremental Term Loan.

     15.   Section 13.04(b) is hereby amended by restating clause
(x) of the first sentence thereof in its entirety as follows:

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     "(x)   assign  all  or  a  portion  of  its  Revolving  Loan
Commitment (and related outstanding Obligations hereunder) and/or its outstanding Incremental Term Loans to (i) its parent company and/or any affiliate of such Lender which is at least 50% owned by such Lender or its parent company or to one or more other Lenders or (ii) in the case of any Lender that is a fund that invests in loans, any other fund that invests in loans and is managed or advised by the same investment advisor of any Lender or by an Affiliate of such investment advisor, to the extent that each Person that becomes a Lender pursuant to an assignment permitted by this clause 13.04(b) will upon its becoming party to
this   Credit  Agreement  represent,  that  it  is  an   Eligible
Transferee which makes or acquires loans in the ordinary course of its business and that it will make or acquire the Loans for its own account in the ordinary course of such business, or".

     16.  Section 13.04(b) is hereby further amended by inserting
the   following  parenthetical  immediately  following  the  text
"$3,500" appearing within subsection (v) of the first proviso thereof.

     "(provided that contemporaneous assignments by a Lender to two or more Eligible Transferees that are funds that invest in loans which are managed or advised by the same investment advisor (or an Affiliate thereof) shall be treated as one assignment for the purposes of the aforementioned assignment fee)"

     17.  Section 13.04(c) is hereby amended by deleting the text
"with the consent of" appearing within such Section 13.04(c) and inserting the text "with prior notification to" in lieu thereof.

     18. Section 13.12(a) of the Credit Agreement is hereby amended by: (i) deleting the text "or" immediately prior to subsection (v) and inserting a comma in lieu thereof and (ii) inserting the following subsection (vi) immediately following subsection (v) thereof:

     "or (vi) amend, modify or waive any provisions of Section 13.06(a) providing for payments to be made ratably to the Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in determining any ratable share pursuant to Section 13.06(a) and adjustments to any such Section may be made consistent therewith);"

II.    Amendments to the First Amendment

     1. Section 9 of the "Terms and Conditions for Incremental Term Loan Commitment Agreement-Annex I" appearing as Exhibit A to the First Amendment to Credit Agreement is hereby amended by deleting the reference to "January 3, 2003" thereof and inserting the text "February 3, 2003" in lieu thereof.

     2. Section 3 of the "Terms and Conditions for Incremental Term Loan Commitment Agreement-Annex I" appearing as Exhibit A to the First Amendment to Credit Agreement is hereby amended by deleting the reference to "2009" thereof and inserting the text "2010" in lieu thereof.

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III. Miscellaneous Provisions.

     1. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that:

          (a)   no  Default or Event of Default exists as of  the
     Second  Amendment  Effective Date (as defined  below),  both
     before   and  immediately  after  giving  effect   to   this
     Amendment; and

          (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Second Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date or for a given period shall be true and correct in all material respects as of such specified date or such given period, as the case may be).

     2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of
counterparts   shall  be  lodged  with  the  Borrower   and   the
Administrative Agent.

     4.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS  OF  THE
PARTIES  HEREUNDER  SHALL BE CONSTRUED  IN  ACCORDANCE  WITH  AND
GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     5. This Amendment shall become effective as of December 31, 2002 (the "Second Amendment Effective Date"), provided that on or prior to the earlier of the date on which the First Amendment becomes effective or February 3, 2003, the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office. Notwithstanding anything to the contrary contained in this Amendment, in the event that the First Amendment does not become effective pursuant to the terms thereof on or prior to February 3, 2003, then the amendments to the Credit Agreement made pursuant to this Amendment shall have no further force and effect (as if such amendments had never taken effect).

     6.   From and after the Second Amendment Effective Date, all
references  in the Credit Agreement and each of the other  Credit
Documents  to  the  Credit  Agreement  shall  be  deemed  to   be
references to the Credit Agreement as modified hereby.

                         *      *      *

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          IN  WITNESS  WHEREOF, each of the  parties  hereto  has
caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                              VANGUARD HEALTH SYSTEMS, INC.

                              By: /s/ Joseph D. Moore
			      -----------------------------------
                              Title: Executive Vice President,
				     Chief Financial Officer & Treasurer


                              BANK OF AMERICA, N.A.,
                              Individually and as Administrative Agent

                              By: /s/ Kevin Wagley
			      -----------------------------------
                              Title: Principal


                              MORGAN STANLEY SENIOR FUNDING, INC.

                              By: /s/ Henry F. D'Alessandro
			      -----------------------------------
                              Title: Executive Director


                              WACHOVIA BANK, NATIONAL ASSOCIATION
                              (f/k/a First Union National Bank)

                              By: /s/ Harry E. Ellis
			      -----------------------------------
                              Title: Managing Director Senior Vice President


                              LASALLE BANK NATIONAL ASSOCIATION

                              By: /s/ Sarah Rusher
			      -----------------------------------
                              Title: First Vice President


                              CREDIT SUISSE FIRST BOSTON

                              By: /s/ Jennifer A. Pieza
			      -----------------------------------
                              Title: Associate


                              By: /s/ William Fox
			      -----------------------------------
                              Title:


                              CREDIT LYONNAIS NEW YORK BRANCH

                              By: /s/ Charles Heidsieck
			      -----------------------------------
                              Title: Senior Vice President